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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference of our report dated November 29, 2001, included in this Form 10-K, into the Powell Industries, Inc. previously filed Registration Statements on Forms S-8 File Nos. 333-81998 and 333-63740.

ARTHUR ANDERSEN LLP

Houston, Texas
January 30, 2002